UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
June 12, 2018
Date of Report (Date of earliest event reported)

SHAKE SHACK INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36823	47-1941186
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

225 Varick Street, Suite 301 New York, New York	10014
(Address of principal executive offices)	(Zip Code)

(646) 747-7200
(Registrant's telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.
Shake Shack Inc. (“Shake Shack”) held its annual meeting of stockholders (the “Annual Meeting”) on June 12, 2018. At the Annual Meeting, Shake Shack’s stockholders were asked to vote on four proposals: (1) the election of two Class III directors, (2) the ratification of the appointment of Ernst & Young LLP as Shake Shack’s independent registered public accounting firm for the fiscal year ending December 26, 2018, (3) the approval, on an advisory basis, of the compensation of Shake Shack's Named Executive Officers (the "Say-On-Pay Vote"), and (4) the approval, on an advisory basis, of the frequency of future Say-On-Pay Votes. The results of the stockholder vote are set forth below.

Item 1 - Election of Directors
Shake Shack’s stockholders elected two nominees, Jenna Lyons and Bert Vivian, as Class III directors to hold office until the annual meeting of stockholders to be held following Shake Shack’s 2020 fiscal year and until their respective successor is duly elected and qualified. Information as to the vote on each director standing for election is provided below:

Name	Votes For	Votes Withheld	Broker Non-Votes
Jenna Lyons	23,669,086	3,068,768	6,207,547
Bert Vivian	23,644,301	3,093,553	6,207,547

Item 2 - Ratification of the Appointment of Independent Registered Public Accounting Firm for the Fiscal Year Ending December 26, 2018
Shake Shack’s stockholders ratified the appointment of Ernst & Young LLP as Shake Shack's independent registered public accounting firm for the fiscal year ending December 26, 2018, as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
32,878,885	51,765	14,751	0

Item 3 - Approval, on an Advisory Basis, of the Compensation of Shake Shack's Named Executive Officers
Shake Shack stockholders approved, on an advisory basis, the compensation of Shake Shack's Named Executive Officers, as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
26,564,441	148,172	25,241	6,207,547

Item 4 - Approval, on an Advisory Basis, of the Frequency of Future Advisory Votes on the Compensation of Shake Shack's Named Executive Officers
Shake Shack stockholders approved, on an advisory basis, the frequency of future advisory votes on the compensation of Shake Shack's Named Executive Officers, as set forth below:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
26,527,863	33,336	91,281	85,374	6,207,547

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Shake Shack Inc.
(Registrant)

	By:	/s/ Ronald Palmese Jr.
Ronald Palmese Jr.
Date: June 15, 2018		General Counsel